EXHIBIT 10.2

                              AMENDED AND RESTATED
                           TRIMBLE NAVIGATION LIMITED
                                 2002 STOCK PLAN
                  (as amended and restated as of July 22, 2004)


1. Purposes of the Plan. The purposes of this 2002 Stock Plan are:

     o to attract and retain the best available personnel for positions of substantial responsibility,

     o    to  provide   additional   incentive  to   Employees,   Directors  and
          Consultants, and

     o    to promote the success of the Company's business.

     Options   granted  under  the  Plan  may  be  Incentive  Stock  Options  or
Nonstatutory Stock Options, as determined by the Administrator at the time of grant.


2. Definitions. As used herein, the following definitions shall apply:

     (a) "Administrator" means the Board or any of its Committees as shall be administering the Plan, in accordance with Section 4 of the Plan.

     (b) "Applicable Laws" means the requirements relating to the administration of stock option plans under U.S. state corporate laws, U.S. federal and state securities laws, the Code, any stock exchange or quotation system on which the Common Stock is listed or quoted and the applicable laws of any foreign country or jurisdiction where Options are, or will be, granted under the Plan.

     (c) "Board" means the board of directors of the Company.

     (d) "Change in Control" means the occurrence of any of the following events:

          (i) Any "person" (as such term is used in Sections 13(d) and 14(d) of the Exchange Act) becomes the "beneficial owner" (as defined in Rule 13d-3 of the Exchange Act), directly or indirectly, of securities of the Company representing fifty percent (50%) or more of the total voting power represented by the Company's then outstanding voting securities; or

          (ii) The consummation of the sale or disposition by the Company of all or substantially all of the Company's assets;

          (iii) A change in the composition of the Board occurring within a two-year period, as a result of which fewer than a majority of the directors are Incumbent Directors. "Incumbent Directors" means directors who either (A) are Directors as of the effective date of the Plan, or (B) are elected, or nominated for election, to the Board with the affirmative votes of at least a majority of the Incumbent Directors at the time of such election or nomination (but will not include an individual whose election or nomination is in connection with an actual or threatened proxy contest relating to the election of directors to the Company); or

          (iv) The consummation of a merger or consolidation of the Company with any other corporation, other than a merger or consolidation which would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity or its parent) at least fifty percent (50%) of the total voting power represented by the voting securities of the Company or such surviving entity or its parent outstanding immediately after such merger or consolidation.

     (e) "Code" means the Internal Revenue Code of 1986, as amended.

     (f) "Committee" means a committee of Directors appointed by the Board in accordance with Section 4 of the Plan.

     (g) "Common Stock" means the common stock of the Company.

     (h) "Company" means Trimble Navigation Limited, a California corporation.

     (i) "Consultant" means any natural person, including an advisor, engaged by the Company or a Parent or Subsidiary to render services to such entity.

     (j) "Director" means a member of the Board.

     (k) "Disability" means total and permanent disability as defined in Section 22(e)(3) of the Code.

     (l) "Employee" means any person, including Officers and Directors, employed by the Company or any Parent or Subsidiary of the Company. A Service Provider shall not cease to be an Employee in the case of (i) any leave of absence approved by the Company or (ii) transfers between locations of the Company or between the Company, its Parent, any Subsidiary, or any successor. For purposes of Incentive Stock Options, no such leave may exceed ninety days, unless reemployment upon expiration of such leave is guaranteed by statute or contract. If reemployment upon expiration of a leave of absence approved by the Company is not so guaranteed, then three (3) months following the 91st day of such leave any Incentive Stock Option held by the Optionee shall cease to be treated as an Incentive Stock Option and shall be treated for tax purposes as a Nonstatutory Stock Option. Neither service as a Director nor payment of a director's fee by the Company shall be sufficient to constitute "employment" by the Company.

     (m) "Exchange Act" means the Securities Exchange Act of 1934, as amended.

     (n) "Fair Market Value" means, as of any date, the value of Common Stock determined as follows:

          (i) If the Common Stock is listed on any established stock exchange or a national market system, including without limitation the Nasdaq National Market or The Nasdaq SmallCap Market of The Nasdaq Stock Market, its Fair Market Value shall be the closing sales price for such stock (or the closing bid, if no sales were reported) as quoted on such exchange or system on the day of determination, as reported in The Wall Street Journal or such other source as the Administrator deems reliable;

          (ii) If the Common Stock is regularly quoted by a recognized securities dealer but selling prices are not reported, the Fair Market Value of a Share of Common Stock shall be the mean between the high bid and low asked prices for the Common Stock on the day of determination, as reported in The Wall Street Journal or such other source as the Administrator deems reliable; or

          (iii) In the absence of an established market for the Common Stock, the Fair Market Value shall be determined in good faith by the Board.

     (o) "Incentive Stock Option" means an Option intended to qualify as an incentive stock option within the meaning of Section 422 of the Code and the regulations promulgated thereunder.

     (p) "Nonstatutory Stock Option" means an Option not intended to qualify as an Incentive Stock Option.

     (q) "Notice of Grant" means a written or electronic notice evidencing certain terms and conditions of an individual Option grant. The Notice of Grant is part of the Option Agreement.

     (r) "Officer" means a person who is an officer of the Company within the meaning of Section 16 of the Exchange Act and the rules and regulations promulgated thereunder.

     (s) "Option" means a stock option granted pursuant to the Plan.

     (t) "Option Agreement" means an agreement between the Company and an Optionee evidencing the terms and conditions of an individual Option grant. The Option Agreement is subject to the terms and conditions of the Plan.

     (u) "Optioned Stock" means the Common Stock subject to an Option.

     (v) "Optionee" means the holder of an outstanding Option granted under the Plan.

     (w) "Outside Director" means a Director who is not an Employee.

     (x) "Parent" means a "parent corporation," whether now or hereafter existing, as defined in Section 424(e) of the Code.

     (y) "Plan" means this 2002 Stock Plan.

 (z) "Rule  16b-3"  means  Rule 16b-3 of the
     Exchange Act or any successor to Rule 16b-3, as in effect when discretion is being exercised with respect to the Plan.

(aa) "Section 16(b) " means
     Section  16(b)  of the  Exchange  Act.

 (bb)  "Service  Provider"  means an
     Employee,  Director or Consultant.

(cc) "Share" means a share of the Common
     Stock,  as  adjusted  in  accordance  with  Section  12 of the  Plan.

(dd)
     "Subsidiary" means a "subsidiary corporation", whether now or hereafter existing, as defined in Section 424(f) of the Code.

3. Stock Subject to the Plan. Subject to the provisions of Section 12 of the Plan, the maximum aggregate number of Shares that may be optioned and sold under the Plan is 4,500,000 Shares plus (a) any Shares which have been previously reserved but not issued under the Company's 1993 Stock Option Plan (the "1993 Plan") as of the date of shareholder approval of this Plan, and (b) any Shares returned to the 1993 Plan as a result of termination of options granted under the 1993 Plan. The Shares may be authorized, but unissued, or reacquired Common Stock.

     If an Option expires, is cancelled or becomes unexercisable without having been exercised in full, the unpurchased Shares which were subject thereto shall become available for future grant or sale under the Plan (unless the Plan has terminated); provided, however, that Shares that have actually been issued under the Plan, whether upon exercise of an Option or Right, shall not be returned to the Plan and shall not become available for future distribution under the Plan, except that if unvested Shares of restricted stock are repurchased by the Company, such Shares shall become available for future grant under the Plan.

4. Administration of the Plan.

     (a) Procedure.

          (i) Multiple Administrative Bodies. Different Committees with respect to different groups of Service Providers may administer the Plan.

          (ii) Section 162(m). To the extent that the Administrator determines it to be desirable to qualify Options granted hereunder as "performance-based compensation" within the meaning of Section 162(m) of the Code, the Plan shall be administered by a Committee of two or more "outside directors" within the meaning of Section 162(m) of the Code.

          (iii) Rule 16b-3. To the extent desirable to qualify transactions hereunder as exempt under Rule 16b-3, the transactions contemplated hereunder shall be structured to satisfy the requirements for exemption under Rule 16b-3.

          (iv) Other Administration. Other than as provided above, the Plan shall be administered by (A) the Board or (B) a Committee, which committee shall be constituted to satisfy Applicable Laws.

     (b) Powers of the Administrator. Subject to the provisions of the Plan, and in the case of a Committee, subject to the specific duties delegated by the Board to such Committee, the Administrator shall have the authority, in its discretion:

          (i) to select the Service Providers to whom Options may be granted hereunder;

          (ii) to determine the number of shares of Common Stock to be covered by each Option granted hereunder;

          (iii) to approve forms of agreement for use under the Plan;

          (iv) to determine the terms and conditions, not inconsistent with the terms of the Plan, of any Option granted hereunder. Such terms and conditions include, but are not limited to, the exercise price, the time or times when Options may be exercised (which may be based on performance criteria), any vesting acceleration or waiver of forfeiture restrictions, and any restriction or limitation regarding any Option or the shares of Common Stock relating thereto, based in each case on such factors as the Administrator, in its sole discretion, shall determine;

          (v) to construe and interpret the terms of the Plan and awards granted pursuant to the Plan;

          (vi) to prescribe, amend and rescind rules and regulations relating to the Plan, including rules and regulations relating to sub-plans established for the purpose of satisfying applicable foreign laws;

          (vii) to modify or amend each Option (subject to Section 15(c) of the Plan), including the discretionary authority to extend the post-termination exercisability period of Options longer than is otherwise provided for in the Plan; provided, however, that the Administrator shall not reduce the exercise price of Options or cancel any outstanding Option and replace it with a new Option with a lower exercise price, where the economic effect would be the same as reducing the exercise price of the cancelled Option, without the approval of the Company's shareholders;

          (viii) to allow Optionees to satisfy withholding tax obligations by electing to have the Company withhold from the Shares to be issued upon exercise of an Option that number of Shares having a Fair Market Value equal to the minimum amount required to be withheld. The Fair Market Value of the Shares to be withheld shall be determined on the date that the amount of tax to be withheld is to be determined. All elections by an Optionee to have Shares withheld for this purpose shall be made in such form and under such conditions as the Administrator may deem necessary or advisable;

          (ix) to authorize any person to execute on behalf of the Company any instrument required to effect the grant of an Option previously granted by the Administrator; and


          (x) to make all other determinations deemed necessary or advisable for administering the Plan.

     (c) Effect of Administrator's Decision. The Administrator's decisions, determinations and interpretations shall be final and binding on all Optionees and any other holders of Options.

5.  Eligibility.
Nonstatutory Stock Options may be granted to Service Providers. Incentive Stock Options may be granted only to Employees.

6. Limitations.

     (a) Each Option shall be designated in the Option Agreement as either an Incentive Stock Option or a Nonstatutory Stock Option. However, notwithstanding such designation, to the extent that the aggregate Fair Market Value of the Shares with respect to which Incentive Stock Options are exercisable for the first time by the Optionee during any calendar year (under all plans of the Company and any Parent or Subsidiary) exceeds $100,000, such Options shall be treated as Nonstatutory Stock Options. For purposes of this Section 6(a), Incentive Stock Options shall be taken into account in the order in which they were granted. The Fair Market Value of the Shares shall be determined as of the time the Option with respect to such Shares is granted.

     (b) Neither the Plan nor any Option shall confer upon an Optionee any right with respect to continuing the Optionee's relationship as a Service Provider with the Company, nor shall they interfere in any way with the Optionee's right or the Company's right to terminate such relationship at any time, with or without cause.

     (c) The following limitations shall apply to grants of Options:

          (i) No Service Provider shall be granted, in any fiscal year of the Company, Options to purchase more than 300,000 Shares.

          (ii) In connection with his or her initial service, a Service Provider may be granted Options to purchase up to an additional 450,000 Shares, which shall not count against the limit set forth in subsection (i) above.

          (iii) The foregoing limitations shall be adjusted proportionately in connection with any change in the Company's capitalization as described in
     Section 12.

          (iv) If an Option is cancelled in the same fiscal year of the Company in which it was granted (other than in connection with a transaction described in Section 12), the cancelled Option will be counted against the limits set forth in subsections (i) and (ii) above.

7. Term of Plan. Subject to Section 18 of the Plan, the Plan shall become effective upon its adoption by the Board. It shall continue in effect for a term of ten (10) years unless terminated earlier under Section 15 of the Plan.


8. Term of Option. The term of each Option shall be ten (10) years from the date of grant or such shorter term as may be provided in the Option Agreement. Moreover, in the case of an Incentive Stock Option granted to an Optionee who, at the time the Incentive Stock Option is granted, owns stock representing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or any Parent or Subsidiary, the term of the Incentive Stock Option shall be five (5) years from the date of grant or such shorter term as may be provided in the Option Agreement.

9. Option  Exercise  Price and  Consideration.

     (a)  Exercise  Price.  The per share  exercise  price for the  Shares to be
issued   pursuant  to  exercise  of  an  Option  shall  be   determined  by  the
Administrator, subject to the following:

          (i) In the case of an Incentive Stock Option (A) granted to an Employee who, at the time the Incentive Stock Option is granted, owns stock representing more than ten percent (10%) of the voting power of all classes of stock of the Company or any Parent or Subsidiary, the per Share exercise price shall be no less than 110% of the Fair Market Value per Share on the date of grant. (B) granted to any Employee other than an Employee described in paragraph (A) immediately above, the per Share exercise price shall be no less than 100% of the Fair Market Value per Share on the date of grant.

          (ii) In the case of a Nonstatutory Stock Option, the per Share exercise price shall be no less than 100% of the Fair Market Value per Share on the date of grant.

          (iii) Notwithstanding the foregoing, Options may be granted with a per Share exercise price of less than 100% of the Fair Market Value per Share on the date of grant pursuant to a merger or consolidation of or by the Company with or into another corporation, the purchase or acquisition of property or stock by the Company of another corporation, any spin-off or other distribution of stock or property by the Company or another corporation, any reorganization of the Company, or any partial or complete liquidation of the Company, if such action by the Company or other corporation results in a significant number of Employees or employees being transferred to a new employer or discharged, or in the creation or severance of the Parent-Subsidiary relationship.

     (b) Waiting Period and Exercise Dates. At the time an Option is granted, the Administrator shall fix the period within which the Option may be exercised and shall determine any conditions that must be satisfied before the Option may be exercised.


     (c) Form of Consideration. The Administrator shall determine the acceptable form of consideration for exercising an Option, including the method of payment. In the case of an Incentive Stock Option, the Administrator shall determine the acceptable form of consideration at the time of grant. Such consideration may consist entirely of:

          (i) cash;

          (ii) check;

          (iii) promissory note;

          (iv) other Shares which, in the case of Shares acquired directly or indirectly from the Company, (A) have been owned by the Optionee for more than six (6) months on the date of surrender, and (B) have a Fair Market Value on the date of surrender equal to the aggregate exercise price of the Shares as to which said Option shall be exercised;

          (v) consideration received by the Company under a cashless exercise program implemented by the Company in connection with the Plan;

          (vi) a reduction in the amount of any Company liability to the Optionee, including any liability attributable to the Optionee's participation in any Company-sponsored deferred compensation program or arrangement;

          (vii) any combination of the foregoing methods of payment; or

          (viii) such other consideration and method of payment for the issuance of Shares to the extent permitted by Applicable Laws.

10. Exercise of Option.

     (a) Procedure for Exercise; Rights as a Shareholder. Any Option granted hereunder shall be exercisable according to the terms of the Plan and at such times and under such conditions as determined by the Administrator and set forth in the Option Agreement. Unless the Administrator provides otherwise, vesting of Options granted hereunder shall be suspended during any unpaid leave of absence. An Option may not be exercised for a fraction of a Share.

     An Option shall be deemed exercised when the Company receives: (i) written or electronic notice of exercise (in accordance with the Option Agreement) from the person entitled to exercise the Option or such person's authorized agent, and (ii) full payment for the Shares with respect to which the Option is exercised. Full payment may consist of any consideration and method of payment authorized by the Administrator and permitted by the Option Agreement and the Plan. Shares issued upon exercise of an Option shall be issued in the name of the Optionee. Until the Shares are issued (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company), no right to vote or receive dividends or any other rights as a shareholder shall exist with respect to the Optioned Stock, notwithstanding the exercise of the Option. The Company shall issue (or cause to be issued) such Shares promptly after the Option is exercised. No adjustment will be made for a dividend or other right for which the record date is prior to the date the Shares are issued, except as provided in Section 12 of the Plan.

     Exercising an Option in any manner shall decrease the number of Shares thereafter available, both for purposes of the Plan and for sale under the Option, by the number of Shares as to which the Option is exercised.

     (b) Termination of Relationship as a Service Provider. If an Optionee ceases to be a Service Provider, other than upon the Optionee's death or Disability, the Optionee may exercise his or her Option within such period of time as is specified in the Option Agreement to the extent that the Option is vested on the date of termination (but in no event later than the expiration of the term of such Option as set forth in the Option Agreement). In the absence of a specified time in the Option Agreement, the Option shall remain exercisable for three (3) months following the Optionee's termination. If, on the date of termination, the Optionee is not vested as to his or her entire Option, the Shares covered by the unvested portion of the Option shall revert to the Plan. If, after termination, the Optionee does not exercise his or her Option within the time specified by the Administrator, the Option shall terminate, and the Shares covered by such Option shall revert to the Plan.

     (c) Disability of Optionee. If an Optionee ceases to be a Service Provider as a result of the Optionee's Disability, the Optionee may exercise his or her Option within such period of time as is specified in the Option Agreement to the extent the Option is vested on the date of termination (but in no event later than the expiration of the term of such Option as set forth in the Option Agreement). In the absence of a specified time in the Option Agreement, the Option shall remain exercisable for twelve (12) months following the Optionee's termination. If, on the date of termination, the Optionee is not vested as to his or her entire Option, the Shares covered by the unvested portion of the Option shall revert to the Plan. If, after termination, the Optionee does not exercise his or her Option within the time specified herein, the Option shall terminate, and the Shares covered by such Option shall revert to the Plan.

     (d) Death of Optionee. If an Optionee dies while a Service Provider or within thirty (30) days (or such longer period of time not exceeding three (3) months as is determined by the Administrator), the Option may be exercised following the Optionee's death within such period of time as is specified in the Option Agreement to the extent that the Option is vested on the date of death (but in no event may the option be exercised later than the expiration of the term of such Option as set forth in the Option Agreement), by the personal representative of the Optionee's estate or by the person(s) to whom the Option is transferred pursuant to the Optionee's will or in accordance with the laws of descent and distribution. In the absence of a specified time in the Option Agreement, the Option shall remain exercisable for twelve (12) months following Optionee's death. If, at the time of death, Optionee is not vested as to his or her entire Option, the Shares covered by the unvested portion of the Option shall immediately revert to the Plan. If the Option is not so exercised within the time specified herein, the Option shall terminate, and the Shares covered by such Option shall revert to the Plan.

11. Transferability of Options. Unless determined otherwise by the Administrator, an Option may not be sold, pledged, assigned, hypothecated, transferred, or disposed of in any manner other than by will or by the laws of descent or distribution and may be exercised, during the lifetime of the
Optionee, only by the Optionee. If the Administrator makes an Option transferable, such Option shall contain such additional terms and conditions as the Administrator deems appropriate.

12. Adjustments; Dissolution; Merger or Change in Control.

     (a) Adjustments. In the event that any dividend or other distribution (whether in the form of cash, Shares, other securities, or other property), recapitalization, stock split, reverse stock split, reorganization, merger, consolidation, split-up, spin-off, combination, repurchase, or exchange of Shares or other securities of the Company, or other change in the corporate structure of the Company affecting the Shares occurs, the Administrator, in order to prevent diminution or enlargement of the benefits or potential benefits intended to be made available under the Plan, may (in its sole discretion) adjust the number and class of Shares that may be delivered under the Plan and/or the number, class, and price of Shares covered by each outstanding Option and the numerical limits of Section 6.

     (b) Dissolution or Liquidation. In the event of the proposed dissolution or liquidation of the Company, the Administrator shall notify each Optionee as soon as practicable prior to the effective date of such proposed transaction. The Administrator in its discretion may provide for an Optionee to have the right to exercise his or her Option until ten (10) days prior to such transaction as to all of the Optioned Stock covered thereby, including Shares as to which the Option would not otherwise be exercisable. In addition, the Administrator may provide that any Company repurchase option applicable to any Shares purchased upon exercise of an Option shall lapse as to all such Shares, provided the proposed dissolution or liquidation takes place at the time and in the manner contemplated. To the extent it has not been previously exercised, an Option will terminate immediately prior to the consummation of such proposed action.


     (c) Merger or Change in Control. In the event of a merger of the Company with or into another corporation, or a Change in Control, each outstanding Option shall be assumed or an equivalent option or right substituted by the successor corporation or a Parent or Subsidiary of the successor corporation. In the event the successor corporation does not agree to assume the Option or substitute an equivalent option or right, the Administrator shall, in lieu of such assumption or substitution, provide for the Optionee to have the right to vest in and exercise the Option as to all of the Optioned Stock, including Shares as to which the Option would not otherwise be vested or exercisable. If the Administrator makes an Option fully vested and exercisable in lieu of assumption or substitution in the event of a merger or Change in Control, the Administrator shall notify the Optionee that the Option shall be fully vested and exercisable for a period of fifteen (15) days from the date of such notice, and the Option will terminate upon the expiration of such period. If, in such a merger or Change in Control, the Option is assumed or an equivalent option or right is substituted by such successor corporation or a Parent or Subsidiary of such successor corporation, and if during a one-year period after the effective date of such merger or Change in Control, the Optionee's status as a Service Provider is terminated for any reason other than the Optionee's voluntary termination of such relationship, then the Optionee shall have the right within three (3) months thereafter to exercise the Option as to all of the Optioned Stock, including Shares as to which the Option would not be otherwise exercisable, effective as of the date of such termination.

     For the purposes of this subsection (c), the Option shall be considered assumed if, following the merger or Change in Control, the option or right confers the right to purchase or receive, for each Share of Optioned Stock subject to the Option immediately prior to the merger or Change in Control, the consideration (whether stock, cash, or other securities or property) received in the merger or Change in Control by holders of Common Stock for each Share held on the effective date of the transaction (and if holders were offered a choice of consideration, the type of consideration chosen by the holders of a majority of the outstanding Shares); provided, however, that if such consideration received in the merger or Change in Control is not solely common stock of the successor corporation or its Parent, the Administrator may, with the consent of the successor corporation, provide for the consideration to be received upon the exercise of the Option, for each Share of Optioned Stock subject to the Option, to be solely common stock of the successor corporation or its Parent equal in fair market value to the per share consideration received by holders of Common Stock in the merger or Change in Control.

13. Date of Grant. Except for options granted to Outside Directors under Section 14 hereof, the date of grant of an Option shall be, for all purposes, the date on which the Administrator makes the determination granting such Option, or such other later date as is determined by the Administrator. Notice of the determination shall be provided to each Optionee within a reasonable time after the date of such grant.

14. Grants to Outside Directors. All grants of Options to Outside Directors shall be automatic and non-discretionary and shall be made strictly in accordance with the following provisions:

          (i) No person shall have any discretion to select which Outside Directors shall be granted Options or to determine the number of Shares to be covered by Options granted to Outside Directors.

          (ii) Each Outside Director shall be automatically granted an Option to purchase 15,000 Shares (the "First Option") upon the date on which such person first becomes a Director, whether through election by the shareholders of the Company or appointment by the Board of Directors to fill a vacancy.

          (iii) After a First Option has been granted to any Outside Director, each Outside Director shall thereafter be automatically granted an Option to purchase 7,500 Shares (a "Subsequent Option") on the day of each subsequent annual shareholders meeting at which such Outside Director is reelected to an additional term; provided, however, that no Subsequent Option shall be granted for the first annual shareholders meeting following the grant of a First Option to any director.

          (iv) In the event that the number of Shares remaining available for grant under the Plan is less than the number of Shares required for an automatic grant pursuant to either subsection (ii) or (iii) hereof, then each such automatic grant shall be for that number of Shares determined by dividing the total number of Shares remaining available for grant by the number of Outside Directors on the automatic grant date. Any further automatic grants shall then be deferred until such time, if any, as additional Shares become available for grant under the Plan through action to increase the number of Shares which may be issued under the Plan or through cancellation or expiration of Options previously granted under the Plan.

          (v) The terms of an Option granted hereunder shall be consistent with the requirements set forth elsewhere in this plan, except that the Option shall become exercisable in installments cumulatively with respect to 1/36 of the Shares for each complete calendar month after the date of grant of such Option.

          (vi) The number of Shares  granted  pursuant to  subsections  (ii) and
     (iii) hereof shall be adjusted proportionately in connection with any change in the Company's capitalization as described in Section 12.

15. Amendment and Termination of the Plan.

     (a) Amendment and Termination. The Board may at any time amend, alter, suspend or terminate the Plan.

     (b) Shareholder Approval. The Company shall obtain shareholder approval of any Plan amendment to the extent necessary and desirable to comply with Applicable Laws and Section 15(c) below.

     (c) Effect of Amendment or Termination. No amendment, alteration, suspension or termination of the Plan or any Option shall (i) impair the rights of any Optionee, unless mutually agreed otherwise between the Optionee and the Administrator, which agreement must be in writing and signed by the Optionee and the Company or (ii) permit the reduction of the exercise price of an Option after it has been granted (except for adjustments made pursuant to Section 12), unless approved by the Company's shareholders. Neither may the Administrator, without the approval of the Company's shareholders, cancel any outstanding Option and replace it with a new Option with a lower exercise price, where the economic effect would be the same as reducing the exercise price of the cancelled Option. Termination of the Plan shall not affect the Administrator's ability to exercise the powers granted to it hereunder with respect to Options granted under the Plan prior to the date of such termination. Any increase in the number of shares subject to the Plan, other than pursuant to Section 12 hereof, shall be approved by the Company's shareholders.

16. Conditions Upon Issuance of Shares.

     (a) Legal Compliance. Shares shall not be issued pursuant to the exercise of an Option unless the exercise of such Option and the issuance and delivery of such Shares shall comply with Applicable Laws and shall be further subject to the approval of counsel for the Company with respect to such compliance.

     (b) Investment Representations. As a condition to the exercise of an Option, the Company may require the person exercising such Option to represent and warrant at the time of any such exercise that the Shares are being purchased only for investment and without any present intention to sell or distribute such Shares if, in the opinion of counsel for the Company, such a representation is required.

17. Inability to Obtain Authority. The inability of the Company to obtain authority from any regulatory body having jurisdiction, which authority is deemed by the Company's counsel to be necessary to the lawful issuance and sale of any Shares hereunder, shall relieve the Company of any liability in respect of the failure to issue or sell such Shares as to which such requisite authority shall not have been obtained.

18. Reservation of Shares. The Company, during the term of this Plan, will at all times reserve and keep available such number of Shares as shall be sufficient to satisfy the requirements of the Plan.

19. Shareholder Approval. The Plan shall be subject to approval by the shareholders of the Company within twelve (12) months after the date the Plan is adopted. Such shareholder approval shall be obtained in the manner and to the degree required under Applicable Laws.

                           TRIMBLE NAVIGATION LIMITED

                    2002 STOCK PLAN - STOCK OPTION AGREEMENT

     Unless otherwise defined herein, the capitalized terms used in this Stock Option Agreement shall have the same defined meanings as set forth in the Company's 2002 Stock Plan.

I. NOTICE OF STOCK OPTION GRANT

         Name:

         Address:

         You have been granted an option to purchase shares of the Common Stock of the Company, subject to the terms and conditions of the Plan and this Stock Option Agreement, as follows:

         Grant Number                      __________________________________

         Date of Grant                     __________________________________

         Vesting Commencement Date         __________________________________

         Exercise Price per Share          $_________________________________

         Total Number of Shares Granted    __________________________________

         Total Exercise Price              $_________________________________

         Type of Option:                   ___ Incentive Stock Option

                                           ___ Nonstatutory Stock Option

         Term/Expiration Date:             __________________________________

         Vesting Schedule:

         This Option shall be exercisable, in whole or in part, in accordance with the following schedule:

         20% of the Shares subject to this Option shall vest twelve months after the Vesting Commencement Date, and 1/60th of the Shares subject to this Option shall vest each month thereafter on the same day of the month as the Vesting Commencement Date, such that 100% of the Shares subject to this Option shall vest five (5) years from the Vesting Commencement Date subject to the Optionee continuing to be a Service Provider on such dates.

         Termination Period:

         This Option may be exercised for three (3) months after Optionee ceases to be a Service Provider. Upon the death or Disability of the Optionee, this Option may be exercised for twelve months after Optionee ceases to be a Service Provider. In no event shall this Option be exercised later than the Term/Expiration Date as provided above.


II. AGREEMENT

     A. Grant of Option.

     The Plan Administrator of the Company hereby grants to the Optionee named in the Notice of Grant attached as Part I of this Agreement (the "Optionee") an option (the "Option") to purchase the number of Shares, as set forth in the Notice of Grant, at the exercise price per share set forth in the Notice of Grant (the "Exercise Price"), subject to the terms and conditions of the Plan, which is incorporated herein by reference. Subject to Section 15(c) of the Plan, in the event of a conflict between the terms and conditions of the Plan and the terms and conditions of this Option Agreement, the terms and conditions of the Plan shall prevail.

     If designated in the Notice of Grant as an Incentive Stock Option ("ISO"), this Option is intended to qualify as an Incentive Stock Option under Section 422 of the Code. However, if this Option is intended to be an Incentive Stock Option, to the extent that it exceeds the $100,000 rule of Code Section 422(d) it shall be treated as a Nonstatutory Stock Option ("NSO").

     B. Exercise of Option.

     (a) Right to Exercise. This Option is exercisable during its term in accordance with the Vesting Schedule set out in the Notice of Grant and the applicable provisions of the Plan and this Option Agreement.

     (b) Method of Exercise. This Option is exercisable by (i) electronic exercise in accordance with an approved automated exercise program or (ii) delivery of an exercise notice, in the form attached as Exhibit A (the "Exercise Notice"), which shall state the election to exercise the Option, the number of Shares in respect of which the Option is being exercised (the "Exercised Shares"), and such other representations and agreements as may be required by the Company pursuant to the provisions of the Plan. The Exercise Notice shall be completed by the Optionee and delivered to the Company. The Exercise Notice shall be accompanied by payment of the aggregate Exercise Price as to all Exercised Shares. This Option shall be deemed to be exercised upon receipt by the Company of the Exercise Price.

     No Shares shall be issued pursuant to the exercise of this Option unless such issuance and exercise complies with Applicable Laws. Assuming such compliance, for income tax purposes the Exercised Shares shall be considered transferred to the Optionee on the date the Option is exercised with respect to such Exercised Shares.

C. Method of Payment.

     Payment of the aggregate Exercise Price shall be by any of the following, or a combination thereof, at the election of the Optionee:

          1. cash; or

          2. check; or

          3. consideration received by the Company under a cashless exercise program implemented by the Company in connection with the Plan; or

          4. surrender of other Shares which (i) in the case of Shares acquired either directly or indirectly from the Company, have been owned by the Optionee for more than six (6) months on the date of surrender, and (ii) have a Fair Market Value on the date of surrender equal to the aggregate Exercise Price of the Exercised Shares.

D. Non-Transferability of Option.

     This Option may not be transferred in any manner otherwise than by will or by the laws of descent or distribution and may be exercised during the lifetime of Optionee only by the Optionee. The terms of the Plan and this Option Agreement shall be binding upon the executors, administrators, heirs, successors and assigns of the Optionee.

E. Term of Option.

     This Option may be exercised only within the term set out in the Notice of Grant, and may be exercised during such term only in accordance with the Plan and the terms of this Option Agreement.

F. Tax Obligations.

     (a) Withholding Taxes. Optionee agrees to make appropriate arrangements with the Company (or the Parent or Subsidiary employing or retaining Optionee) for the satisfaction of all Federal, state, local and foreign income and employment tax withholding requirements applicable to the Option exercise. Optionee acknowledges and agrees that the Company may refuse to honor the exercise and refuse to deliver Shares if such withholding amounts are not delivered at the time of exercise.

     (b) Notice of Disqualifying Disposition of ISO Shares. If the Option granted to Optionee herein is an ISO, and if Optionee sells or otherwise disposes of any of the Shares acquired pursuant to the ISO on or before the later of (1) the date two years after the Date of Grant, or (2) the date one year after the date of exercise, the Optionee shall immediately notify the Company in writing of such disposition. Optionee agrees that Optionee may be subject to income tax withholding by the Company on the compensation income recognized by the Optionee.

G. Entire Agreement; Governing Law.

     The Plan is incorporated herein by reference. The Plan and this Option Agreement constitute the entire agreement of the parties with respect to the subject matter hereof and supersede in their entirety all prior undertakings and agreements of the Company and Optionee with respect to the subject matter hereof, and may not be modified adversely to the Optionee's interest except by means of a writing signed by the Company and Optionee. This agreement is governed by the internal substantive laws, but not the choice of law rules, of the state of California.

H. NO GUARANTEE OF CONTINUED SERVICE.

     OPTIONEE ACKNOWLEDGES AND AGREES THAT THE VESTING OF SHARES PURSUANT TO THE VESTING SCHEDULE HEREOF IS EARNED ONLY BY CONTINUING AS A SERVICE PROVIDER AT THE WILL OF THE COMPANY (AND NOT THROUGH THE ACT OF BEING HIRED, BEING GRANTED AN OPTION OR PURCHASING SHARES HEREUNDER). OPTIONEE FURTHER ACKNOWLEDGES AND AGREES THAT THIS AGREEMENT, THE TRANSACTIONS CONTEMPLATED HEREUNDER AND THE VESTING SCHEDULE SET FORTH HEREIN DO NOT CONSTITUTE AN EXPRESS OR IMPLIED PROMISE OF CONTINUED ENGAGEMENT AS A SERVICE PROVIDER FOR THE VESTING PERIOD, FOR ANY PERIOD, OR AT ALL, AND SHALL NOT INTERFERE WITH OPTIONEE'S RIGHT OR THE COMPANY'S RIGHT TO TERMINATE OPTIONEE'S RELATIONSHIP AS A SERVICE PROVIDER AT ANY TIME, WITH OR WITHOUT CAUSE.

     By Optionee's signature and the signature of the Company's representative below, Optionee and the Company agree that this Option is granted under and governed by the terms and conditions of the Plan and this Option Agreement. Optionee has reviewed the Plan and this Option Agreement in their entirety, has had an opportunity to obtain the advice of counsel prior to executing this Option Agreement and fully understands all provisions of the Plan and Option Agreement. Optionee hereby agrees to accept as binding, conclusive and final all decisions or interpretations of the Administrator upon any questions relating to the Plan and Option Agreement. Optionee further agrees to notify the Company upon any change in the residence address indicated below.


OPTIONEE:                                   TRIMBLE NAVIGATION LIMITED

____________________________                ___________________________________
Signature                                   By

____________________________                ___________________________________
Print Name                                  Print Name

____________________________                ___________________________________
Residence Address                           Title

                           TRIMBLE NAVIGATION LIMITED

                    2002 STOCK PLAN - STOCK OPTION AGREEMENT

                            (Outside Director Option)

     Unless otherwise defined herein, the capitalized terms used in this Stock Option Agreement shall have the same defined meanings as set forth in the Company's 2002 Stock Plan.

I. NOTICE OF STOCK OPTION GRANT

         Name:

         Address:

     You have been granted an option to purchase shares of the Common Stock of the Company, subject to the terms and conditions of the Plan and this Stock Option Agreement, as follows:

         Grant Number                       __________________________________

         Date of Grant                      __________________________________

         Vesting Commencement Date          __________________________________

         Exercise Price per Share           $_________________________________

         Total Number of Shares Granted     __________________________________

         Total Exercise Price               $_________________________________

         Type of Option:                    Nonstatutory Stock Option

         Term/Expiration Date:              __________________________________

         Vesting Schedule:

         This Option shall be exercisable, in whole or in part, in accordance with the following schedule:

         This option shall vest and become exercisable cumulatively, to the extent of 1/36th of the Shares subject to the Option for each complete calendar month after the date of grant of the Option.

         Termination Period:

         This Option may be exercised for three (3) months after Optionee ceases to be a Service Provider. Upon the death or Disability of the Optionee, this Option may be exercised for twelve months after Optionee ceases to be a Service Provider. In no event shall this Option be exercised later than the Term/Expiration Date as provided above.

II. AGREEMENT

A. Grant of Option.

     The Plan Administrator of the Company hereby grants to the Optionee named in the Notice of Grant attached as Part I of this Agreement (the "Optionee") an option (the "Option") to purchase the number of Shares, as set forth in the Notice of Grant, at the exercise price per share set forth in the Notice of Grant (the "Exercise Price"), subject to the terms and conditions of the Plan, which is incorporated herein by reference. Subject to Section 15(c) of the Plan, in the event of a conflict between the terms and conditions of the Plan and the terms and conditions of this Option Agreement, the terms and conditions of the Plan shall prevail.

B. Exercise of Option.

     (a) Right to Exercise. This Option is exercisable during its term in accordance with the Vesting Schedule set out in the Notice of Grant and the applicable provisions of the Plan and this Option Agreement.

     (b) Method of Exercise. This Option is exercisable by (i) electronic exercise in accordance with an approved automated exercise program or (ii) delivery of an exercise notice, in the form attached as Exhibit A (the "Exercise Notice"), which shall state the election to exercise the Option, the number of Shares in respect of which the Option is being exercised (the "Exercised Shares"), and such other representations and agreements as may be required by the Company pursuant to the provisions of the Plan. The Exercise Notice shall be completed by the Optionee and delivered to the Company. The Exercise Notice shall be accompanied by payment of the aggregate Exercise Price as to all Exercised Shares. This Option shall be deemed to be exercised upon receipt by the Company of the Exercise Price.

     No Shares shall be issued pursuant to the exercise of this Option unless such issuance and exercise complies with Applicable Laws. Assuming such compliance, for income tax purposes the Exercised Shares shall be considered transferred to the Optionee on the date the Option is exercised with respect to such Exercised Shares.

C. Method of Payment.

     Payment of the aggregate Exercise Price shall be by any of the following, or a combination thereof, at the election of the Optionee:

          1. cash; or

          2. check; or

          3. consideration received by the Company under a cashless exercise program implemented by the Company in connection with the Plan; or

          4. surrender of other Shares which (i) in the case of Shares acquired either directly or indirectly from the Company, have been owned by the Optionee for more than six (6) months on the date of surrender, and (ii) have a Fair Market Value on the date of surrender equal to the aggregate Exercise Price of the Exercised Shares.

D. Non-Transferability of Option.

     This Option may not be transferred in any manner otherwise than by will or by the laws of descent or distribution and may be exercised during the lifetime of Optionee only by the Optionee. The terms of the Plan and this Option Agreement shall be binding upon the executors, administrators, heirs, successors and assigns of the Optionee.

E. Term of Option.

     This Option may be exercised only within the term set out in the Notice of Grant, and may be exercised during such term only in accordance with the Plan and the terms of this Option Agreement.

F. Tax Obligations.

     Withholding Taxes. Optionee agrees to make appropriate arrangements with the Company (or the Parent or Subsidiary employing or retaining Optionee) for the satisfaction of all Federal, state, local and foreign income and employment tax withholding requirements applicable to the Option exercise. Optionee acknowledges and agrees that the Company may refuse to honor the exercise and refuse to deliver Shares if such withholding amounts are not delivered at the time of exercise.

G. Entire Agreement; Governing Law.

     The Plan is incorporated herein by reference. The Plan and this Option Agreement constitute the entire agreement of the parties with respect to the subject matter hereof and supersede in their entirety all prior undertakings and agreements of the Company and Optionee with respect to the subject matter hereof, and may not be modified adversely to the Optionee's interest except by means of a writing signed by the Company and Optionee. This agreement is governed by the internal substantive laws, but not the choice of law rules, of the state of California.

     By Optionee's signature and the signature of the Company's representative below, Optionee and the Company agree that this Option is granted under and governed by the terms and conditions of the Plan and this Option Agreement. Optionee has reviewed the Plan and this Option Agreement in their entirety, has had an opportunity to obtain the advice of counsel prior to executing this Option Agreement and fully understands all provisions of the Plan and Option Agreement. Optionee hereby agrees to accept as binding, conclusive and final all decisions or interpretations of the Administrator upon any questions relating to the Plan and Option Agreement. Optionee further agrees to notify the Company upon any change in the residence address indicated below.


OPTIONEE:                                  TRIMBLE NAVIGATION LIMITED

___________________________                 ___________________________________
Signature                                   By

___________________________                 ___________________________________
Print Name                                  Print Name

___________________________                 ___________________________________
Residence Address                           Title

                                    EXHIBIT A

                           TRIMBLE NAVIGATION LIMITED

                                 2002 STOCK PLAN

                                 EXERCISE NOTICE



Trimble Navigation Limited
749 North Mary Avenue
Sunnyvale, CA 94085


Attention:  Stock Administrator

     1. Exercise of Option. Effective as of today, ________________, _____, the undersigned ("Purchaser") hereby elects to purchase ______________ shares (the "Shares") of the Common Stock of Trimble Navigation Limited (the "Company") under and pursuant to the 2002 Stock Plan (the "Plan") and the Stock Option Agreement dated, ______________ (the "Option Agreement"). Subject to adjustment in accordance with Section 12 of the Plan, the purchase price for the Shares shall be $_____, as required by the Option Agreement.

     2. Delivery of Payment. Purchaser herewith delivers to the Company the full purchase price for the Shares together with any required withholding taxes to be paid in connection with the exercise of the Option.

     3. Representations of Purchaser. Purchaser acknowledges that Purchaser has received, read and understood the Plan and the Option Agreement and agrees to abide by and be bound by their terms and conditions.

     4. Rights as Shareholder. Until the issuance (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company) of the Shares, no right to vote or receive dividends or any other rights as a shareholder shall exist with respect to the Optioned Stock, notwithstanding the exercise of the Option. The Shares so acquired shall be issued to the Optionee as soon as practicable after exercise of the Option. No adjustment will be made for a dividend or other right for which the record date is prior to the date of issuance, except as provided in Section 12 of the Plan.

     5. Tax Consultation. Purchaser understands that Purchaser may suffer adverse tax consequences as a result of Purchaser's purchase or disposition of the Shares. Purchaser represents that Purchaser has consulted with any tax consultants Purchaser deems advisable in connection with the purchase or disposition of the Shares and that Purchaser is not relying on the Company for any tax advice.

     6. Entire Agreement; Governing Law. The Plan and Option Agreement are incorporated herein by reference. This Agreement, the Plan and the Option Agreement constitute the entire agreement of the parties with respect to the subject matter hereof and supersede in their entirety all prior undertakings and agreements of the Company and Purchaser with respect to the subject matter hereof, and may not be modified adversely to the Purchaser's interest except by means of a writing signed by the Company and Purchaser. This agreement is governed by the internal substantive laws, but not the choice of law rules, of the state of California.


Submitted by:                              Accepted by:

______________________________             ______________________________
PURCHASER:                                 TRIMBLE NAVIGATION LIMITED

______________________________             ______________________________
Signature                                  By

______________________________             ______________________________
Print Name                                 Print Name

Address:                                   ______________________________
______________________________

______________________________


                                           ______________________________
                                           Date Received